EXHIBIT 10.5

FIRST AMENDMENT TO THE
FRANK’S INTERNATIONAL N.V.
AMENDED AND RESTATED U.S. EXECUTIVE CHANGE-IN-CONTROL
SEVERANCE PLAN

WHEREAS, Frank’s International N.V. (the “Company”) has previously adopted the Frank’s International N.V. Executive Change in Control Severance Plan, initially effective as of May 20, 2015, which was amended and restated as the Frank’s International N.V. Amended and Restated U.S. Executive Change-in-Control Severance Plan, effective as of January 21, 2019 (the “CIC Plan”); and
WHEREAS, the Company’s Supervisory Board of Directors (the “Board”) has determined that it would be in the best interests of the Company to amend the CIC Plan to revise the treatment of performance-based equity awards upon a Covered Employee’s Involuntary Termination on or within 24 months following a Change in Control (each such capitalized term as defined in the CIC Plan); and
WHEREAS, the Board has the authority to amend the CIC Plan from time to time, subject to certain limitations included in the CIC Plan;
NOW, THEREFORE, the CIC Plan is hereby amended as follows, effective as of March 10, 2021 (this “Amendment”):
1.    Section 3(a)(iv) of the CIC Plan shall be deleted and the following shall be substituted therefor:
“(iv)    Accelerated vesting of any outstanding equity-based awards previously granted to the Covered Employee pursuant to the Company’s long-term incentive plan, with vesting of any such outstanding awards whose vesting is otherwise contingent upon performance metrics being based on the greater of (1) actual performance as of the date of the Involuntary Termination and (2) target performance at the 100% target payout level.”

2.    The Board and each Covered Executive consenting to this Amendment hereby agree to waive the twelve-month restriction referenced in Section 7(e)(i) of the CIC Plan.

    As amended hereby, the CIC Plan is specifically ratified and reaffirmed.

EXECUTED this 10th day of March, 2021, effective for all purposes as provided above.

FRANK’S INTERNATIONAL N.V.
By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO
BY THE COVERED EXECUTIVE:
By:
Name:
Title: